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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




Date of report:  December 10, 1997      Commission File No. 001-13653
(Date of earliest event reported)




                         AMERICAN FINANCIAL GROUP, INC.




Incorporated under                         IRS Employer
the laws of Ohio                           Identification No. 31-1544320



                             One East Fourth Street
                             Cincinnati, Ohio 45202
                              Phone: (513) 579-2121



Former name or former address, if changed since last report - not applicable.


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                         AMERICAN FINANCIAL GROUP, INC.

                                    FORM 8-K

Item 5.  Other Events.

         On December 10, 1997, American Financial Group, Inc., an Ohio corporation (the "Company"), entered into an Underwriting Agreement relating to the sale of $100,000,000 aggregate principal amount of its 7-1/8% Senior Debentures due 2007 (the "Securities") under a registration statement on Form S-3 (No. 333-21995), as amended.

         This Current Report on Form 8-K is being filed for the purpose of filing as exhibits the Underwriting Agreement, the Designation of Terms of the Securities and the opinion of Keating, Muething & Klekamp, P.L.L.

Item 7.  Financial Statements, Pro Forma Financial Information  and Exhibits.

         (a)         Not Applicable
         (b)         Not Applicable
         (c)         Exhibits
                     (1) Underwriting Agreement for 7-1/8% Senior Debentures due 2007.
                     (4) Designation of Terms of 7-1/8% Senior Debentures Due 2007.
                     (5)       Opinion of Keating, Muething & Klekamp, P.L.L.


                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       AMERICAN FINANCIAL GROUP, INC.



December 12, 1997                      By: /s/James C. Kennedy
                                           ------------------------------------
                                             James C. Kennedy
                                             Deputy General Counsel & Secretary


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